August 1, 2001

                                TOUCHSTONE FAMILY OF FUNDS
                           Supplement to Prospectus dated August 1, 2001


Class B shares of the Money Market Fund are not available for purchase until further notice from the Touchstone Family of Funds.

Please contact Touchstone Securities, Inc. at 800.638.8194 to determine when Class B shares of the Money Market Fund will be available for purchase in your state or if you have any further questions.



         221 East Fourth Street . Cincinnati, OH 45202 . 800.638.8194 .
                             www.touchstonefunds.com